Exhibit 10.2
EMPLOYMENT AGREEMENT
     This Employment Agreement (“Agreement”) is entered into effective as of July 4, 2007 (the “Effective Date”), by and between The Shaw Group Inc., a Louisiana corporation (collectively with its affiliates and subsidiaries hereinafter referred to as, the “Company”), and Lou Pucher (“Employee”). The Company and Employee shall hereinafter be referred to collectively as the “Parties”.
     WHEREAS, the Company employs Employee and desires to continue such employment relationship. and Employee desires to continue such employment relationship.
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
     1. Employment. The Company hereby continues its employment of Employee, and Employee hereby accepts continued employment by the Company, on the terms and conditions set forth in this Agreement.
     2. Term of Employment. Subject to the provisions for earlier termination provided in this Agreement, the term of this Agreement (the “Term”) shall be two years commencing on the Effective Date and shall be automatically renewed on each day following the Effective Date so that on any given day the unexpired portion of the Term of this Agreement shall be two years. Notwithstanding the foregoing provision, at any time after the Effective Date, the Company or Employee may give written notice to the other Party that the Term shall not be further renewed from and after a subsequent date specified in such notice (the “fixed term date”), in which event the Term shall become fixed, and this Agreement shall terminate on the second anniversary of such fixed term date.
     3. Employee’s Duties.
          (a) During the Term, Employee shall serve as the President of the Energy & Chemicals Group of the Company, or such other similar position(s) as the Parties may mutually agree, with such duties and responsibilities as may from time to time be assigned to him by the Board of Directors of the Company (the “Board”) or the Chief Executive Officer of the Company, provided that such duties are consistent with the customary duties of such position(s).
          (b) Employee agrees to devote Employee’s full attention and time during normal business hours to the business and affairs of the Company and to use reasonable best efforts to perform faithfully and efficiently Employee’s duties and responsibilities. Employee shall not, either directly or indirectly, enter into any business or employment with or for any Person (defined below) other than the Company during the Term; provided, however, that Employee shall not be prohibited from making financial investments in any other company or business or from serving on the board of directors of any other company, subject in each case to the provisions set forth in the Nonsolicitation and Noncompete Agreement (defined below) and the Company’s Code of Conduct or similar guidelines. For the purposes of this Agreement, the term “Person” shall mean any individual, corporation, limited or general partnership, limited liability company, joint venture, association, trust or other entity or organization, whether or not a legal entity. Employee shall at all times observe and comply with all lawful directions and instructions of the Board.

     4. Compensation.
          (a) Base Compensation. For services rendered by Employee under this Agreement, the Company shall pay to Employee a base salary (“Base Compensation”) of $450,000 per annum, payable in accordance with the Company’s customary pay periods and subject to customary withholdings. The amount of Base Compensation will be subject to review by the Board on an annual basis as of the close of each fiscal year of the Company and may be increased as the Board may deem appropriate. In the event the Board deems it appropriate to increase Employee’s annual base salary, said increased amount shall thereafter be the Base Compensation for the purposes of this Agreement. Employee’s Base Compensation, as increased from time to time, may not be decreased unless agreed to by Employee. Nothing contained herein shall prevent the Board from paying additional compensation to Employee in the form of bonuses or otherwise during the Term.
          (b) Annual Bonus. During the Term, Employee will be eligible to participate in the Company’s discretionary management incentive program as established by the Board (as the same may be amended from time to time), with an annual performance bonus range of 0% — 200% of Employee’s bonus target (the “Bonus Target”), which Bonus Target shall initially be an amount equal to Employee’s Base Compensation. The Bonus Target may be adjusted annually. Annual bonus payments will be subject to customary withholdings.
          (c) Long Term Incentive Awards.
     (i) Not later than December 31 of each year during the Term, pursuant to the Company’s customary long term incentive award process, Employee will be granted shares in the Company with an aggregate value of $450,000 on the date of grant, which will be divided equally between option shares and restricted shares. The actual number of shares will be determined utilizing the valuation methodology used for other similarly situated executive officers of the Company. The grant of restricted shares will vest in annual installments of 25% each, with full vesting after four years. The grant of option shares will vest in annual installments of 25% each, with full vesting after four years.
          (ii) All stock-based awards are subject to shareholders’ approval of shares to be allocated to the Company’s long term incentive plan and granted under the strict purview of the Compensation Committee of the Board.
     5. Additional Benefits. In addition to the compensation provided for in Section 4, Employee shall be entitled to the following:
     (a) Business Expenses. The Company shall, in accordance with any rules and policies that it may establish from time to time for its executive officers, reimburse Employee for business expenses reasonably incurred in the performance of Employee’s duties. It is understood that Employee is authorized to incur reasonable business expenses for promoting the business of the Company, including reasonable expenditures for travel, lodging, meals and client or business associate entertainment. Requests for reimbursement for such expenses must be accompanied by appropriate documentation.

     (b) Vacation. Employee shall be entitled to four weeks of vacation per year, without any loss of compensation or benefits. Employee shall be entitled to carry forward any unused vacation time.
     (c) General Benefits. Employee shall be entitled to participate in (i) the various Employee benefit plans or programs provided to the Employees of the Company in general, including, without limitation, health (including ExecuCare), dental, disability, 401k, accident and life insurance plans, and (ii) the Flexible Perquisites Plan, which is reserved for selected executives and provides reimbursement for a choice of certain benefits of 4% of Employee’s Base Compensation in each calendar year. (A menu of available benefits will be provided.) Benefits are subject to the eligibility requirements with respect to each of such benefit plans or programs, and such other benefits or perquisites as may be approved by the Board during the Term. Nothing in this Section 5(c) shall be deemed to prohibit the Company from making any changes in any of the plans, programs or benefits described in this Section 5(c), provided the change similarly affects all executive officers of the Company that are similarly situated.
     6. Confidentiality; Nonsolicitation and Noncompete.
          (a) Employee hereby acknowledges that the Company possesses certain Confidential Information (defined below) that is peculiar to the businesses in which the Company is or may be engaged. Employee hereby affirms that such Confidential Information is the exclusive property of the Company and that the Company has proprietary interests in such Confidential Information. For the purposes of this Agreement, the term “Confidential Information” shall mean any and all information of any nature and in any form that at the time or times concerned is not generally known to Persons (other than the Company) that are engaged in businesses similar to that conducted or contemplated by the Company (other than by the act or acts of an employee not authorized by the Company to disclose such information) which may include, without limitation, the Company’s existing and contemplated products and services; the Company’s purchasing, accounting, marketing and merchandising methods or practices; the Company’s development data, theories of application and/or methodologies; the Company’s customer/client contact and/or supplier information files; the Company’s existing and contemplated policies and/or business strategy; any and all samples and/or materials submitted to Employee by the Company; and any and all directly and indirectly related records, documents, specifications, data and other information with respect thereto. Employee further acknowledges by signing this Agreement that the Company has expended much time, cost and difficulty in developing and maintaining the Company’s customers.
          (b) Employee shall (i) use the Confidential Information solely for the purpose of performing Employee’s duties on behalf of the Company and for no other purpose whatsoever, (ii) not, directly or indirectly, at any time during or after Employee’s employment by the Company, disclose Confidential Information to any other Person (except to the Company’s officers in connection with Employee’s duties on behalf of the Company) or use or otherwise exploit Confidential Information to the detriment of the Company, and (iii) not lecture on or publish articles with respect to Confidential Information. In the event of a breach or threatened breach of the provisions of this Section 6(b), the Company shall be entitled, in addition to any other remedies available to the Company, to an injunction restraining Employee from disclosing such Confidential Information.
          (c) Upon termination of employment of Employee for whatever reason, Employee shall surrender to the Company any and all documents, manuals, correspondence, reports, records and similar items then or thereafter coming into the possession of Employee that contain any Confidential Information; provided, however, that the Company will provide Employee reasonable access to such Confidential Information to the extent required by Employee in connection with the defense of any cause of action, dispute, proceeding or investigation made or initiated against Employee by any Person other than the Company related to the employment of Employee by the Company or the performance by Employee of its duties in the course of such employment.
          (d) Employee agrees that, as part of the consideration for this Agreement and as an integral part hereof, Employee has executed, delivered and agreed to be bound by the Nonsolicitation and Noncompete Agreement attached hereto as Exhibit A, as well as any subsequent addenda thereto.
     7. Termination.
          (a) This Agreement may be terminated prior to the end of the Term as set forth below:
          (i) Resignation (other than for Good Reason). Employee may resign, including by reason of retirement, Employee’s position at any time by providing written notice of resignation to the Company. In the event of such resignation (except in the case of resignation for Good Reason (defined below)), this Agreement shall terminate, and Employee shall not be entitled to further compensation pursuant to this Agreement other than the payment of any Base Compensation and other benefits (e.g., vacation, unreimbursed business expenses, etc.) accrued and unpaid as of the date of Employee’s resignation and the retention of Long Term Incentives (defined below) (if any) that have vested or become exercisable on or before the date of such resignation in accordance with the plans governing such Long Term Incentives (which Long Term Incentives remain subject to, and must thereafter be exercised in accordance with, the plans governing such Long Term Incentives).
          (ii) Death. If Employee’s employment is terminated due to Employee’s death, any Base Compensation and other benefits (e.g., vacation, unreimbursed business expenses, etc.) accrued and unpaid as of the date of Employee’s death and benefits payable pursuant to the Company’s benefit plans will be paid to Employee’s surviving spouse or estate, and one year of paid group health and dental insurance benefits shall be provided by the Company to Employee’s surviving spouse and minor children. Employee shall also become immediately and totally vested in any and all option shares, restricted shares or units or other similar awards granted to Employee by the Company under any long term incentive plan duly adopted by the Board (“Long Term Incentives”) prior to the Date of Termination (which Long Term Incentives remain subject to, and must thereafter be exercised in accordance with, any plans governing such Long Term Incentives). After said payments, provision of insurance benefits and vesting of Long Term Incentives, this Agreement shall terminate, and the

Company shall have no obligations to Employee or Employee’s legal representatives with respect to this Agreement.
          (iii) Discharge.
          (A) The Company may terminate Employee’s employment for any reason at any time upon written notice delivered to Employee.
          (B) In the event that Employee’s employment is terminated by the Company for any reason other than Employee’s Misconduct or Disability (both as defined below), the following shall occur:
          (1) the Company shall pay to Employee, subject to customary withholdings, (x) not later than 15 calendar days after the Date of Termination, a lump sum amount, in cash, equal to the lesser of (I) $450,000 and (II) an amount (the “Termination Payment Amount”) equal to the product of (a) the sum of (i) Employee’s Base Compensation as in effect immediately prior to the Date of Termination, plus (ii) the most recent annual bonus paid by the Company to Employee, multiplied by (b) the remaining portion of the Term, and (y) on the first business day occurring after the date that is six months after the Date of Termination, a lump sum amount (if greater than zero), in cash, equal to (I) the Termination Payment Amount, minus (II) $450,000;

          (2) for the lesser of (x) 18 months and (y) the remaining portion of the Term, the Company, at its sole cost, shall provide (or arrange to provide) to Employee (and, as applicable, Employee’s dependents) dental, disability, accident and life insurance and group health insurance benefits (including ExecuCare) (collectively, “Welfare Benefits”) substantially similar to those that Employee (and Employee’s dependents) were receiving immediately prior to the Date of Termination; provided, however, that the Welfare Benefits otherwise receivable by Employee pursuant to this clause (2) shall be reduced to the extent comparable Welfare Benefits are actually received by Employee (and/or Employee’s dependents) during such period under any other employer’s welfare plan(s) or program(s), with Employee being obligated to promptly disclose to the Company any such comparable Welfare Benefits; and
          (3) Employee shall become immediately and totally vested in any and all Long Term Incentives granted to Employee by Company prior to the Date of Termination (which Long Term Incentives remain subject to, and must thereafter be exercised in accordance with, any plans governing such Long Term Incentives).
          (C) Notwithstanding anything to the contrary in this Agreement, in the event that Employee is terminated because of

Misconduct, the Company shall have no obligations pursuant to this Agreement after the Date of Termination other than the payment of any unpaid Base Compensation accrued through the the Date of Termination. For the purposes of this Agreement, the term “Misconduct” shall mean:
          (1) (A) any willful breach or habitual neglect of duty by Employee or (B) Employee’s material and continued failure to substantially perform Employee’s duties with the Company (other than any such failure resulting from Employee’s incapacity due to a Disability) (i) in a professional manner and (ii) in a manner that is reasonably expected as appropriate for the position, in the case of either (A) or (B), which breach, neglect or failure is not cured by Employee within 30 days from receipt by Employee of written notice from the Company that specifies the alleged breach, neglect or failure;
          (2) the misappropriation or attempted misappropriation by Employee of a material business opportunity of the Company, including an attempt to secure any personal profit in connection with entering into any transaction on behalf of the Company;
          (3) the intentional misappropriation or attempted misappropriation by Employee of any of the Company’s funds or property;

          (4) the violation by Employee of the Company’s Code of Corporate Conduct or Fraud Policy; or
          (5) (A) the commission by Employee of a felony offense or a misdemeanor offense involving violent or dishonest behavior or (B) Employee engaging in any other conduct involving fraud or dishonesty.
          (D) Disability. If Employee shall have been absent from the full-time performance of Employee’s duties with the Company for 120 consecutive calendar days as a result of Employee’s incapacity due to a Disability, Employee’s employment may be terminated by the Company. For the purposes of this Agreement, a “Disability” shall exist if:
          (1) Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be reasonably expected to result in death or can be expected to last for a continuous period of not less than 12 months; or
          (2) Employee is, by reason of any medically determinable physical or mental impairment that can be reasonably expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

If Employee is terminated pursuant to this Section 7(a)(iii)(D), Employee shall not be entitled to further compensation pursuant to this Agreement, except that Employee shall (1) be paid monthly (but only for up to a 12 month period beginning with the Date of Termination) the amount by which Employee’s monthly Base Compensation exceeds the monthly benefit received by Employee pursuant to any disability insurance covering Employee, (2) continue to receive paid Welfare Benefits for Employee and Employee’s dependents for the 12 month period beginning with the Date of Termination, and (3) become immediately and totally vested in any and all Long Term Incentives granted to Employee by Company prior to the Date of Termination (which Long Term Incentives remain subject to, and must thereafter be exercised in accordance with, any plans governing such Long Term Incentives).
          (iv) Resignation for Good Reason. Employee shall be entitled to terminate Employee’s employment for Good Reason (as defined herein). If Employee terminates employment for Good Reason, Employee shall be entitled to the compensation and Welfare Benefits provided in Section 7(a)(iii)(B). For the purposes of this Agreement, the term “Good Reason” shall mean the occurrence of any of the following circumstances without Employee’s express written consent unless such breach or circumstance is fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:
          (A) any material diminution of Employee’s duties or responsibilities (other than in connection with the termination of

Employee for Misconduct or Disability in accordance with the terms of this Agreement);
          (B) the failure by the Company to continue to provide Employee with benefits substantially similar to those enjoyed by other executive officers who have entered into similar employment agreements with Employer under any of the Company’s medical, health, accident, life insurance and/or disability plans in which Employee was participating immediately prior to such time;
          (C) any material change in the geographic location at which Employee must perform its services under this Agreement; or
          (D) any other material breach by the Company of its obligations under this Agreement without Employee’s express written consent, which breach is not cured by the Company within 30 days from receipt by the Company of written notice from Employee that specifies the alleged breach.
          (v) Resignation for Corporate Change. Employee shall be entitled to terminate Employee’s employment for a Corporate Change (as defined herein), but only if Employee gives notice of Employee’s intent to terminate employment within 90 days following the effective date of such Corporate Change. If Employee terminates employment for a Corporate Change, Employee shall be entitled to the compensation and benefits provided in Section 7(a)(iii)(B). For the purposes of this Agreement, a “Corporate Change” shall occur if:

          (A) any “person” (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act but excluding any 10% or larger shareholder of record of the Company as of the Effective Date), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Compay representing 50% or more of the combined voting power of the Company’s then oustanding securities that are entitled to vote with respect to the election of the Board; or
          (B) as a result of or in connection with a contested election, the then-current members of the Board shall cease to constitute a majority of the Board. For the purposes of this Section, the term “contested” shall not include election by a majority of the then-current Board.
          (b) Notice of Termination. Any purported termination of Employee’s employment by the Company under Section 7(a)(iii)(C) or (D), or by Employee under Section 7(a)(i), (iv) or (v), shall be communicated by written Notice of Termination (defined below) to the other Party in accordance with Section 10. For the purposes of this Agreement, the term “Notice of Termination” shall mean a notice that (i) in the case of termination by the Company, shall set forth in reasonable detail the reason for such termination of Employee’s employment and the Date of Termination, or (ii) in the case of resignation by Employee, shall specify in reasonable detail the basis for such resignation and the Date of Termination. A

Notice of Termination validly given by Employee pursuant to Section 7(a)(iv) shall be effective even if given after the receipt by Employee of notice that the Board has set a meeting to consider terminating Employee for Misconduct. Any purported termination for which a Notice of Termination is required that is not effected pursuant to this Section 7(b) shall not be effective.
          (c) Date of Termination, Etc. The “Date of Termination” shall mean the date specified in the Notice of Termination, provided that the Date of Termination shall be at least 15 calendar days following the date the Notice of Termination is given. Notwithstanding the foregoing, in the event that Employee is terminated for Misconduct, the Company may refuse to allow Employee access to the Company’s offices (other than to allow Employee to collect Employee’s personal belongings under the Company’s supervision) prior to the Date of Termination.
          (d) Mitigation. Employee shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer, except as otherwise expressly set forth herein and except that any severance amounts payable to Employee pursuant to the Company’s severance plan or policy for employees in general shall reduce the amount otherwise payable pursuant to Section 7(a)(iii)(B).
          (e) Excess Parachute Payments. Notwithstanding anything in this Agreement to the contrary, to the extent that any payment or benefit received or to be received by Employee hereunder in connection with the termination of Employee’s employment would, as determined by tax counsel selected by the

Company, constitute an “Excess Parachute Payment” (as defined in Section 280G of the Internal Revenue Code), the Company shall fully “gross up” such payment so that Employee is in the same “net” after tax position he would have been if such payment and gross up payments had not constituted Excess Parachute Payments.
     8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit Employee’s continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any Long Term Incentives granted by the Company.
     9. Assignability. The obligations of Employee hereunder are personal and may not be assigned or delegated by Employee or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder, either in whole or in part, to any parent, affiliate, successor or subsidiary of the Company, so long as the obligations of the Company under this Agreement remain the obligations of the Company.
     10. Notice. For the purposes of this Agreement, all notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by Federal Express or similar courier addressed (a) to the Company, at its principal office address, directed to the attention of the Board with a copy to the Corporate Secretary of the Company, and (b) to Employee, at Employee’s residence address on the records of the Company, or to such other address as either Party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.
     11. Severability. In the event that one or more of the provisions set forth in this Agreement shall for any reason be held to be invalid, illegal, overly broad or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, overly broad or unenforceable provisions had never been contained therein; provided, however, that no provision shall be severed if it is clearly apparent under the circumstances that the Parties would not have entered into the Agreement without such provision.
     12. Successors; Binding Agreement.
          (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or the assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall constitute Good Reason under Section 7(a)(iv); provided that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used herein, the term “Company” shall include any successor to all or substantially all of its business and/or assets as aforesaid that executes and delivers the Agreement provided for in this Section 12 or that otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

          (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.
     13. Miscellaneous.
          (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board.
          (b) No waiver by either Party at any time of any breach by the other Party of, or in compliance with, any condition or provision of this Agreement to be performed by such other Party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
          (c) Together with the Nonsolicitation and Noncompete Agreement, this Agreement is an integration of the Parties’ agreement; no agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either Party, except those which are set forth expressly in this Agreement.
          (d) THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA.
     14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     15. Arbitration.
          (a) Employee and the Company agree that any dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, if any, shall be resolved through arbitration. Employee and the Company hereby expressly acknowledge that Employee’s position in the Company and the Company’s business have a substantial impact on interstate commerce and that Employee’s development and involvement with the Company and the Company’s business have a national and international territorial scope commercially. Any arbitration-related matter or arbitration proceeding of a dispute regarding the covenants herein and/or the validity of this Agreement and its addenda shall be governed, heard, and decided under the provisions and the authority of the Federal Arbitration Act, 9 U.S.C.A. §1, et seq., and shall be submitted for arbitration to the office of the American Arbitration Association (“AAA”) in New Orleans, Louisiana, on demand of either Party.
          (b) Such arbitration proceedings shall be conducted in New Orleans, Louisiana, and shall be conducted in accordance with the then-current Employment Arbitration Rules and Mediation Procedures of the AAA. Each Party shall have the right to be represented by counsel or other designated representatives. The Parties shall negotiate in good faith to appoint a mutually acceptable arbitrator; provided, however, that, in the event that the Parties are unable to agree upon an arbitrator within 30 days after the commencement of the arbitration proceedings, the AAA shall appoint the arbitrator. The arbitrator shall have the right to award or include in his or her award any relief that he or she deems proper under the circumstances, including, without limitation, all types of relief that could be awarded by a court of law, such as money damages (with interest on unpaid amounts from the date due), specific performance and injunctive relief. The arbitrator shall issue a written opinion explaining the reasons for his or her decision and award. The award and decision of the arbitrator shall be conclusive and binding upon both Parties, and judgment upon the award may be entered in any court of competent jurisdiction. The Parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction, and each waives any right to contest the validity or enforceability of such award. The Parties further agree to be bound by the provisions of any statute of limitations that would be otherwise applicable to the controversy, dispute, or claim that is the subject of any arbitration proceeding initiated hereunder. Without limiting the foregoing, the Parties shall be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to a decision of the arbitrator for specific performance of any of the requirements of this Agreement. The provisions of this Section 15 shall survive and continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement for any reason. Employee and the Company acknowledge and agree that any and all rights they may have to resolve their claims by a jury trial are hereby expressly waived. The provisions of this Section 15 do not preclude Employee from filing a complaint with any federal, state, or other governmental administrative agency, if applicable.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on October 30, 2007, effective for all purposes as of the Effective Date.

THE SHAW GROUP INC.
By:	/s/ Clifton S. Rankin
Clifton S. Rankin
General Counsel and Corporate Secretary

EMPLOYEE

/s/ Lou Pucher Lou Pucher

THE SHAW GROUP INC.
NONSOLICITATION AND NONCOMPETE AGREEMENT
     This Nonsolicitation and Noncompete Agreement (“Agreement”) is made and entered into as of July 4, 2007, between The Shaw Group Inc. (together with its affiliated companies (as set forth in Exhibit A), the “Company”) and Lou Pucher (“Executive”). The Company and Executive shall hereinafter be referred to collectively as the “Parties”.
RECITALS
1. The Company and Employee are parties to that certain Employment Agreement dated effective of even date herewith (the “Employment Agreement”), pursuant to which the Company and Employee have agreed to the continued employment of Executive with the Company, during which employment Executive shall perform those duties set forth in the Employment Agreement as well as any other duties requested of him;
2. As part of Executive’s duties and responsibilities, Executive will have access to confidential information of the Company and, by virtue of his employment with the Company, will have direct contact with and will establish personal relationships with various customers of the Company; and
3. The Company and Executive recognize the Company’s need to protect the Company’s confidential and proprietary interest in the Company’s business, business relationships, and the work product produced by Executive on behalf of the Company in the course of Executive’s employment; and
4. As consideration, in part, for the Employment Agreement, Executive and the Company enter into this Agreement.
     NOW, THEREFORE, Executive and the Company agree as follows:
AGREEMENT
     Section 1. Company Property. All personal property and equipment furnished to or prepared by Executive in the course of or incident to Executive’s employment belong to the Company and shall be promptly returned to the Company upon termination of Executive’s employment or at such other time as the Company may request. Personal property includes, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, electronic files, and all other proprietary information relating to the business of the Company and/or its affiliates. Following termination of employment, Executive will not retain any written or other tangible material containing any proprietary information of the Company.
     Section 2. Non-Solicitation. At all times during Executive’s employment and for two (2) years after the termination of Executive’s employment, Executive will not, directly or indirectly, either on Executive’s own account or jointly with or as a manager, agent, officer, employee, consultant, independent contractor, partner, joint venturer, owner, financier, shareholder, or otherwise on behalf of any other person, firm, or corporation, offer employment to, solicit, or attempt to solicit away from the Company or its affiliates any of their officers or employees or offer employment to any person who, during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Company or any of its affiliates.
     Section 3. Covenant Not to Compete. As a condition of employment and in consideration of the terms of the Employment Agreement pursuant to which this is being executed, Executive acknowledges and agrees to the following:
     (a) Executive acknowledges that he is intimately involved in the management of the Company, its expansion, and its acquisition or creation of the affiliated companies, as set forth in Exhibit A. Executive acknowledges and agrees that the business of the Company is providing engineering, construction, procurement, maintenance, environmental and infrastructure services,1 and pipe fabrication services, as more fully set forth on the Company’s Form 10-K dated October 31, 2006 (the “Form 10-K”).
     (b) Based on Executive’s high level in management of the Company and based on the knowledge, information, and experience that the Executive has gained and will gain through his management position in the Company and Executive’s ability to build a competing company engaging in some or all of the services provided by the Company, Executive acknowledges that the scope of this Agreement should be broad, both geographically and in the scope of conduct prohibited.
     (c) Executive acknowledges that the Company now conducts business and provides services throughout the United States to federal agencies, federally-owned facilities or federally-controlled political subdivisions, state and local governments and political subdivisions, and domestic and non-domestic commercial customers. Executive acknowledges that as of the date of this Agreement, the Company delivers services through a network of over 180 locations, including approximately 22 international locations and approximately 22 fabrication and manufacturing facilities. Executive acknowledges and agrees that at the time of signing this agreement, the Company conducts business in the geographic territory (the “Restricted Area”) set forth in Exhibit

[1]	Environmental and infrastructure services include the delivery of environmental restoration, regulatory compliance, facilities management, emergency response, and design and construction services, environmental consulting, engineering and construction services to private-sector and state and local government customers. These environmental services include complete life cycle management, construction management, Operation and Maintenance (O&M) services, and environmental services including emergency response and high hazard and toxic waste cleanups and on-site remedial activities site selection, permitting, design, build, operation, decontamination, demolition, remediation and redevelopment, identification of contaminants in soil, air and water and the subsequent design and execution of remedial solutions, project and facilities management and other related services for non-environmental construction, watershed restoration, emergency response services and outsourcing of privatization markets. These Infrastructure services include program management, operations and maintenance solutions to support and enhance domestic and global land, water and air transportation systems, and commercial port and marine facilities.

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B. Executive agrees that the Company may periodically revise the Restricted Area to reflect any changes in the geographic territory in which the Company is conducting business. Executive agrees that, as consideration for the Employment Agreement, Executive agrees to sign addenda to this agreement which update the Restricted Area to reflect geographic territories in which the Company conducts its business. Executive agrees that the Company may periodically revise the description of the business of the Company to reflect changes in the Company’s business. Executive also agrees that, as consideration for the Employment Agreement, Executive agrees to sign addenda to this Agreement which update the description of the business of the Company to coincide with the description of the business of the Company as set forth in the Company’s current Form 10-K.
     (d) Executive agrees that at all times during Executive’s employment with the Company and for one (1) year after termination (whether voluntary or not) of Executive’s employment with the Company, Executive shall not, directly or indirectly, whether personally or through agents, associates, or co-workers, whether individually or in connection with any corporation, partnership, or other business entity, and whether as an employee, owner, partner, financier, joint venturer, shareholder, officer, manager, agent, independent contractor, consultant, or otherwise, establish, carry on, or engage in a business similar to that of the Company or any of its affiliates, in the Restricted Area, as defined in Exhibit B, attached. This prohibition includes, without limitation, that Executive will not perform the following in the Restricted Area:
     (i) Solicit or provide, directly or indirectly, engineering, construction, procurement, maintenance, Environmental, and pipe fabrication services, or any of these, to any persons or entities who are or were customers of the Company or any of its affiliates at any time prior to Executive’s separation from employment;
     (ii) Establish, own, become employed with, consult on business matters with, or participate in any way in a business engaged in engineering, construction, procurement maintenance, Environmental, and pipe fabrication services, or any of these, except to the extent that the Company or any of its affiliates do not provide the same type of services as such business provides; and
     (iii) Provide consulting services for, invest in, become employed by, or otherwise become associated from a business perspective with competitors of the Company or any of its affiliates, including but not limited to Jacobs Engineering Group Inc.; Fluor Corporation; URS Corporation; Halliburton; Turner Industries Group, L.L.C.; Bechtel Group, Inc.; KBR, Inc.; Chicago Bridge & Iron Company N.V.; CH2M Hill; Black & Veatch Corporation; Foster Wheeler Ltd.; and Washington Group International, Inc., or any of their respective subsidiaries, parent companies, affiliates, or successors.
This prohibition does not prohibit Executive from engaging in a business solely within an area or areas not contained in the Restricted Area, so long as that business does not provide in the Restricted Area the same or similar services or conduct the same or similar business as the Company or its affiliates.

- Page 3 of 6 -

     (e) Executive acknowledges that the business of the Company is extremely competitive in nature, that the remedy at law for any breach of this covenant will be inadequate, and that in the event of a breach the Company shall be entitled to injunctive relief and specific performance, as well as any and all other remedies at law or in equity to which the Company is entitled. Executive acknowledges that the provisions contained in this Section are reasonable and valid in all respects and are a reasonable and necessary protection of the legitimate interests of the Company and that any violation of these provisions would cause substantial injury to the Company.
     Section 4. Miscellaneous Provisions.
          (a) Employment Rights. This Agreement shall not be deemed to confer upon Executive any right to continue in the employ of the Company for any period or any right to continue employment at Executive’s present or any other rate of compensation.
          (b) Amendment. This Agreement may only be amended or modified in a writing executed by both the Company and Executive. No oral waivers or extensions shall be binding on the parties.
          (c) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument signed by the Party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any other act other than that specifically waived.
          (d) Injunctive Relief and Arbitration. Executive and the Company each acknowledge that the provisions of Sections 2 and 3 are reasonable and necessary, that the damages that would be suffered as a result of a breach or threatened breach by Executive of Sections 2 and 3 may not be calculable, and that the award of a money judgment to the Company for such a breach or threatened breach thereof by Executive would be an inadequate remedy. Executive expressly consents and agrees that the Company may, in addition to any other available remedies that the Company may be entitled in law or in equity, enforce the provisions of Sections 2 and/or 3 by injunctive or other equitable relief, including a temporary and/or permanent injunction (without proving a breach thereof), to prevent unfair competition, the use and/or unauthorized disclosure of trade secrets or confidential information, and/or the unauthorized solicitation of the Company’s officers, employees, and customers. The Company shall not be obligated to post bond or other security in seeking such relief.
          (e) Arbitration.
     (i) Executive and the Company agree that any dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, if any, shall be resolved through arbitration. Given the recitals set forth in Section 3, Executive and the Company hereby expressly acknowledge that Executive’s position in the Company, and the Company’s business, have a substantial impact on interstate commerce; and further,

- Page 4 of 6 -

that Executive’s development and involvement with the Company, and the Company’s business, have a national and international territorial scope commercially. Any arbitration-related matter or arbitration proceeding of a dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, shall be governed, heard, and decided under the provisions and the authority of the Federal Arbitration Act, 9 U.S.C.A. § 1 et seq., and shall be submitted for arbitration to the office of the American Arbitration Association in New Orleans, Louisiana, on demand of either party.
          (ii) Such arbitration proceedings shall be conducted in New Orleans, Louisiana, and shall be conducted in accordance with the then-current Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association, with the exception that the Executive expressly waives the right to request interim measures or injunctive relief from a judicial authority. Executive acknowledges that the Company alone retains the right to seek injunctive relief from a judicial authority based on the nature of this Agreement and in furtherance of the terms of Section 4(d). Each Party shall have the right to be represented by counsel or other designated representatives. The arbitrator shall have the right to award or include in his or her award any relief that he or she deems proper under the circumstances, including, without limitation, all types of relief that could be awarded by a court of law, such as money damages, (with interest on unpaid amounts from date due), specific performance, and injunctive relief. The arbitrator shall issue a written opinion explaining the reasons for his or her decision and award. The award and decision of the arbitrator shall be conclusive and binding upon both Parties, and judgment upon the award may be entered in any court of competent jurisdiction. The Parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction and each waives any right to contest the validity or enforceability of such award. The Parties further agree to be bound by the provisions of any statute of limitations that would be otherwise applicable to the controversy, dispute, or claim that is the subject of any arbitration proceeding initiated hereunder. Without limiting the foregoing, the Parties shall be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to a decision of the arbitrator for specific performance of any of the requirements of this Agreement. The provisions of this Section 4(e) shall survive and continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement for any reason. Executive agrees to pay arbitration fees in an amount not to exceed the amount required to file a lawsuit in a court of law. The Company agrees to pay the remaining amount of arbitration fees. Executive and the Company acknowledge and agree that any and all rights they may have to resolve their claims by a jury trial are hereby expressly waived. The provisions of this Section 4(e) do not preclude Executive from filing a complaint with any federal, state, or other governmental administrative agency, if applicable.
          (f) Governing Law. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Louisiana.

- Page 5 of 6 -

          (g) Assignment. This Agreement may not be assigned by Executive, but may be assigned by the Company to any successor to its business and will inure to the benefit and be binding upon any such successor. This Agreement shall be binding upon the Parties, together with their respective executors, administrators, personal representatives, and heirs, and, in the case of the Company, permitted successors and assigns.
          (h) Severability. Each provision of this Agreement is intended to be severable. If any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.
          (i) Reformation. It is the intention of the Parties that if any court or arbitrator(s) shall determine that any provision of this Agreement, including the scope, duration, or geographical limit of any provision, is unenforceable, the provision in question and this Agreement shall not be invalidated but shall be deemed reformed or amended only to the extent necessary to render the provision and Agreement valid and enforceable.
          (j) Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
          (k) Consent. Executive acknowledges that Executive has reviewed the provisions of this Agreement carefully and has been given an opportunity to ask questions of the Company. Executive acknowledges that Executive has had ample opportunity to consult with an attorney of his choice (at his expense) prior to signing this Agreement and that Executive knowingly consents to the terms herein.

- Page 6 of 6 -

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of this 30 day of October, 2007.

COMPANY:	EXECUTIVE:

The Shaw Group Inc. and
its affiliates listed on Exhibit A:	/s/ Lou Pucher
Lou Pucher

/s/ Clifton S. Rankin Clifton S. Rankin General Counsel and Corporate Secretary of The Shaw Group Inc.

EXHIBIT A
THE SHAW GROUP INC.®
GREATER THAN 50% OWNED
SUBSIDIARIES
(Updated as of October 10, 2006)
1.	ACL Piping, Inc.

2.	Aiton & Co Limited

3.	American Plastic Pipe and Supply, L.L.C.

4.	Arlington Avenue E Venture, LLC

5.	Associated Valve, Inc.

6.	Badger® Technologies, L.L.C.

7.	Badger® Technology Holdings, L.L.C.

8.	Benicia North Gateway II, L.L.C.

9.	B.F. Shaw, Inc.

10.	Camden Road Venture, LLC

11.	C.B.P. Engineering Corp.

12.	Chimento Wetlands, L.L.C.

13.	Coastal Estuary Services, L.L.C.

14.	CojafexB.V.

15.	Eagle Industries, Inc.

16.	EDS Equipment Company, LLC

17.	EDS Puerto Rico, Inc.

18.	EMCON/OWT, Inc.

19.	Envirogen, Inc.

20.	Field Services Canada Inc.

21.	Field Services, Inc.

22.	GBB International, LLC

23.	GBB Maintenance Company, Inc.

24.	Gottlieb, Barnett & Bridges, LLC

25.	Great Southwest Parkway Venture, LLC

26.	Gulf Coast Equipment Rental, Inc.

27.	HL Newhall II, L.L.C.

28.	Holdings Manufacturas Shaw South America, C.A.

29.	Hydro Power Solutions LLC

30.	Integrated Site Solutions, L.L.C.

31.	International Consultants, L.L.C. (f/k/a SWINC Acquisition Five, L.L.C.)

32.	IT Holdings Canada, Inc.

33.	Jernee Mill Road, L.L.C.

34.	Kato Road II, L.L.C.

35.	KIP I, L.L.C.

36.	LandBank Baker, L.L.C.

37.	LandBank Properties, L.L.C.

38.	LFG Specialties, L.L.C.

39.	Lone Star Fabricators, Inc.

40.	Manufacturas Shaw South America, C.A.

41.	Millstone River Wetland Services, L.L.C.

42.	MWR, Inc.

43.	Norwood Venture I, L.L.C.

44.	Nuclear Energy Holdings, L.L.C.

45.	Nuclear Technology Solutions, L.L.C.

46.	Otay Mesa Ventures II, L.L.C.

47.	Pacific Support Group LLC

48.	Pike Properties I, Inc. (Formerly, SAON Properties, Inc.)

49.	Pike Properties II, Inc. (Formerly, Secorp, Inc.)

50.	Pipework Engineering and Developments Limited

51.	Plattsburg Venture, L.L.C.

52.	Power Technologies Asia-Pacific Sdn. Bhd.

53.	Prospect Industries (Holdings), Inc.

54.	PT Stone & Webster Indonesia

55.	Raritan Venture I, L.L.C.

56.	S C Woods, L.L.C.

57.	SELS Administrative Services, L.L.C.

58.	Shaw-ABMB, L.L.C.

59.	Shaw A/DE, Inc.

60.	Shaw Aiton Australia Pty Limited

61.	Shaw Alaska, Inc.

62.	Shaw Alloy Piping Products, Inc.

63.	Shaw Americas, L.L.C.

64.	Shaw Beale Housing, L.L.C.

65.	Shaw Beneco, Inc.

66.	Shaw California, L.L.C.

67.	Shaw Capital, Inc.

68.	Shaw Capital (Nevada), Inc.

69.	Shaw CENTCOM Services, L.L.C.

70.	Shaw CMS, Inc.

71.	Shaw Coastal, Inc.

72.	Shaw Connex, Inc.

73.	Shaw Constructors, Inc.

74.	Shaw Dunn Limited

75.	Shaw E & I International Ltd.

76.	Shaw E & I Investment Holdings, Inc.

77.	Shaw Energy Delivery Services, Inc.

78.	Shaw Energy Services, Inc.

79.	Shaw Environmental, Inc.

80.	Shaw Environmental International, Inc.

81.	Shaw Environmental & Infrastructure, Inc.

82.	Shaw Environmental & Infrastructure Massachusetts, Inc.

83.	Shaw Environmental Liability Solutions, L.L.C.

84.	Shaw Europe, Inc. (f/k/a Shaw E & I Russia, Inc.)

85.	Shaw Export Company, S. de R. L. de C.V.

86.	Shaw Fabricators, Inc.

87.	Shaw Facilities, Inc.

88.	Shaw Field Services, Inc.

89.	Shaw Fronek Company (FCI), Inc.

90.	Shaw Fronek Power Services, Inc.

91.	Shaw Ft. Leonard Wood Housing, L.L.C.

92.	Shaw Global, L.L.C.

93.	Shaw Global Energy Services, Inc.

94.	Shaw Group Australia Pty Limited

95.	Shaw Group UK Holdings

96.	Shaw Group UK International Services Ltd.

97.	Shaw Group UK Limited

98.	Shaw GRP of California

99.	Shaw Hanscom Housing, L.L.C.

100.	Shaw Heat Treating Service, C.A.

101.	Shaw Home Louisiana, Inc.

102.	Shaw Industrial Supply Co., Inc.

103.	Shaw Infrastructure, Inc.

104.	Shaw Intellectual Property Holdings, Inc.

105.	Shaw International, Inc.

106.	Shaw International, Ltd. (Formerly, Shaw Caribbean (Cayman), Ltd.)

107.	Shaw International Management Services One, Inc.

108.	Shaw International Management Services Two, Inc.

109.	Shaw JV Holdings, L.L.C.

110.	Shaw Lancas, C.A.

111.	Shaw Liquid Solutions LLC

112.	Shaw Little Rock Housing, L.L.C.

113.	Shaw Maintenance, Inc.

114.	Shaw Managed Services, Inc.

115.	Shaw Management Services One, Inc.

116.	Shaw Manufacturing and Services, Inc.

117.	Shaw Manpower, S. de R.L. de C.V.

118.	Shaw Mexican Holdings, S. de R.L. de C.V.

119.	Shaw Mexico, L.L.C.

120.	Shaw Morgan City Terminal, Inc.

121.	Shaw NAPTech, Inc.

122.	Shaw Northeast Housing, L.L.C.

123.	Shaw Northwest Housing, L.L.C.

124.	Shaw Nuclear Energy Holdings (UK), Inc.

125.	Shaw Nuclear Energy Holdings (US), Inc.

126.	Shaw Overseas (Far East) Ltd.

127.	Shaw Overseas (Middle East) Ltd.

128.	Shaw Pipe Shields, Inc.

129.	Shaw Pipe Supports, Inc.

130.	Shaw Power Delivery Systems, Inc.

131.	Shaw Power Services Group, L.L.C.

132.	Shaw Power Services, Inc.

133.	Shaw Power Technologies, Inc.™ (formerly Power Technologies, Inc.®)

134.	Shaw Power Technologies International Limited™

135.	Shaw Process and Industrial Group, Inc.

136.	Shaw Process Fabricators, Inc.

137.	Shaw Project Services Group, Inc.

138.	Shaw Property Holdings, Inc.

139.	Shaw Remediation Services, L.L.C.

140.	Shaw-Robotic Environmental Services, L.L.C.

141.	Shaw Services, L.L.C.

142.	Shaw SSS Fabricators, Inc.

143.	Shaw Stone & Webster Arabia Co., Ltd.

144.	Shaw Stone & Webster Puerto Rico, Inc.

145.	Shaw Sunland Fabricators, Inc.

146.	Shaw Trading FSC, Ltd.

147.	Shaw Transmission & Distribution Services, Inc. (formerly, Shaw Management Services Six, Inc.)

148.	Shaw Tulsa Fabricators, Inc. (f/k/a Shaw Word Industries Fabricators, Inc.)

149.	Shaw Waste Solutions, LLC

150.	So-Glen Gas Co., LLC

151.	Stone & Webster Asia, Inc.

152.	Stone & Webster Canada Holding One (N.S.), ULC

153.	Stone & Webster Canada Holding Two, Inc.

154.	Stone & Webster Canada L.P.

155.	Stone & Webster Construction, Inc.

156.	Stone & Webster Construction Services, L.L.C.

157.	Stone & Webster Consultants Limited

158.	Stone & Webster Engineering Projects Private Limited

159.	Stone & Webster Engineering Services Sdn. Bdh.

160.	Stone & Webster Holding One, Inc.

161.	Stone & Webster Holding Two, Inc.

162.	Stone & Webster, Inc.

163.	Stone & Webster Insaat ve Muhendislik Limited Sirketi

164.	Stone & Webster International B .V.

165.	Stone & Webster International, Inc.

166.	Stone & Webster International Holdings, Inc.

167.	Stone & Webster — JSC Management Consultants, Inc.

168.	Stone & Webster Limited

169.	Stone & Webster Management Consultants, Inc.

170.	Stone & Webster Massachusetts, Inc.

171.	Stone & Webster Michigan, Inc.

172.	Stone & Webster Purchasing, Inc.

173.	Stone & Webster Process Technologies B.V.

174.	Stone & Webster Process Technology, Inc.

175.	Stone & Webster Services, L.L.C.

176.	Sugar Acquisition (NVDIP), Inc.

177.	The LandBank Group, Inc.

178.	The Shaw Group Inc. Political Action Committee, Inc.

179.	The Shaw Group International Inc.

180.	The Shaw Group UK Pension Plan Limited

181.	The Shaw Group UK 1997 Pension Scheme Limited

182.	The Shaw Group UK 2001 Pension Plan Limited

183.	Whessoe Piping Systems Limited

184.	Whippany Venture I, L.L.C.

185	Worldwide Industrial Constructors, Inc.

EXHIBIT B
RESTRICTED AREA
ALASKA
Aleutians East
Aleutians West
Anchorage
Bethel
Bristol Bay
Denali
Dillingham
Fairbanks North Star
Haines
Juneau
Kenai Peninsula
Ketchikan Gateway
Kodiak Island
Lake and Peninsula
Matanuska-Susitna
Nome
North Slope
Northwest Arctic
Prince of Wales-Outer Ketchikan
Sitka
Skagway-Hoonah-Angoon
Southeast Fairbanks
Valdez-Cordova
Wade Hampton
Wrangell-Petersburg
Yakutat
Yukon-Koyukuk
ALABAMA
Autauga
Baldwin
Barbour
Bibb
Blount
Bullock
Butler
Calhoun
Chambers
Cherokee
Chilton
Choctaw
Clarke
Clay
Cleburne
Coffee
Colbert
Conecuh

Coosa
Covington
Crenshaw
Cullman
Dale
Dallas
De Kalb
Elmore
Escambia
Etowah
Fayette
Franklin
Geneva
Greene
Hale
Henry
Houston
Jackson
Jefferson
Lamar
Lauderdale
Lawrence
Lee
Limestone
Lowndes
Macon
Madison
Marengo
Marion
Marshall
Mobile
Monroe
Montgomery
Morgan
Perry
Pickens
Pike
Randolph
Russell
St. Clair
Shelby
Sumter
Talladega
Tallapoosa
Tuscaloosa
Walker
Washington
Wilcox
Winston
ARIZONA
Apache
Cochise
Coconino
Gila
Graham
Greenlee
La Paz
Maricopa
Mohave
Navajo
Pima
Pinal
Santa Cruz
Yavapai
Yuma

ARKANSAS
Arkansas
Ashley
Baxter
Benton
Boone
Bradley
Calhoun
Carroll
Chicot
Clark
Clay
Cleburne
Cleveland
Columbia
Conway
Craighead
Crawford
Crittenden
Cross
Dallas
Desha
Drew
Faulkner
Franklin
Fulton
Garland
Grant
Greene
Hempstead
Hot Spring
Howard
Independence
Izard
Jackson
Jefferson
Johnson
Lafayette
Lawrence
Lee
Lincoln
Little River
Logan
Lonoke
Madison
Marion
Miller
Mississippi
Monroe
Montgomery
Nevada
Newton
Ouachita
Perry
Phillips
Pike
Poinsett
Polk
Pope
Prairie
Pulaski
Randolph
St. Francis
Saline

Scott
Searcy
Sebastian
Sevier
Sharp
Stone
Union
Van Buren
Washington
White
Woodruff
Yell
CALIFORNIA
Alameda
Alpine
Amador
Butte
Calaveras
Colusa
Contra Costa
Del Norte
El Dorado
Fresno
Glenn
Humboldt
Imperial
Inyo
Kern
Kings
Lake
Lassen
Los Angeles
Madera
Marin
Mariposa
Mendocino
Merced
Modoc
Mono
Monterey
Napa
Nevada
Orange
Placer
Plumas
Riverside
Sacramento
San Benito
San Bernardino
San Diego
San Francisco
San Joaquin
San Luis Obispo
San Mateo
Santa Barbara
Santa Clara
Santa Cruz
Shasta
Sierra
Siskiyou
Solano
Sonoma
Stanislaus
Sutter

Tehama
Trinity
Tulare
Tuolumne
Ventura
Yolo
Yuba
COLORADO
Adams
Alamosa
Arapahoe
Archuleta
Baca
Bent
Boulder
Broomfield
Chaffee
Cheyenne
Clear Creek
Conejos
Costilla
Crowley
Custer
Delta
Denver
Dolores
Douglas
Eagle
Elbert
El Paso
Fremont
Garfield
Gilpin
Grand
Gunnison
Hinsdale
Huerfano
Jackson
Jefferson
Kiowa
Kit Carson
Lake
La Plata
Larimer
Las Animas
Lincoln
Logan
Mesa
Mineral
Moffat
Montezuma
Montrose
Morgan
Otero
Ouray
Park
Phillips
Pitkin
Prowers
Pueblo
Rio Blanco
Rio Grande
Routt
Saguache
San Juan

San Miguel
Sedgwick
Summit
Teller
Washington
Weld
Yuma
CONNECTICUT
Fairfield
Hartford
Litchfield
Middlesex
New Haven
New London
Tolland
Windham
DISTRICT OF COLUMBIA
District of Columbia
DELAWARE
Kent
New Castle
Sussex
FLORIDA
Alachua
Baker
Bay

Bradford
Brevard
Broward
Calhoun
Charlotte
Citrus
Clay
Collier
Columbia
De Soto
Dixie
Duval
Escambia
Flagler
Franklin
Gadsden
Gilchrist
Glades
Gulf
Hamilton
Hardee
Hendry
Hernando
Highlands
Hillsborough
Holmes
Indian River
Jackson
Jefferson
Lafayette
Lake
Lee
Leon
Levy
Liberty
Madison
Manatee
Marion
Martin
Miami-Dade
Monroe
Nassau
Okaloosa
Okeechobee
Orange
Osceola
Palm Beach
Pasco
Pinellas
Polk
Putnam
St. Johns
St. Lucie
Santa Rosa
Sarasota
Seminole
Sumter
Suwannee
Taylor
Union
Volusia
Wakulla
Walton
Washington
GEORGIA

Appling
Atkinson
Bacon
Baker
Baldwin
Banks
Barrow
Bartow
Ben Hill
Berrien
Bibb
Bleckley
Brantley
Brooks
Bryan
Bulloch
Burke
Butts
Calhoun
Camden
Candler
Carroll
Catoosa
Charlton
Chatham
Chattahoochee
Chattooga
Cherokee
Clarke
Clay
Clayton
Clinch
Cobb
Coffee
Colquitt
Columbia
Cook
Coweta
Crawford
Crisp
Dade
Dawson
Decatur
De Kalb
Dodge
Dooly
Dougherty
Douglas
Early
Echols
Effingham
Elbert
Emanuel
Evans
Fannin
Fayette
Floyd
Forsyth
Franklin
Fulton
Gilmer
Glascock
Glynn
Gordon
Grady
Greene
Gwinnett
Habersham
Hall
Hancock
Haralson
Harris

Hart
Heard
Henry
Houston
Irwin
Jackson
Jasper
Jeff Davis
Jefferson
Jenkins
Johnson
Jones
Lamar
Lanier
Laurens
Lee
Liberty
Lincoln
Long
Lowndes
Lumpkin
McDuffie
McIntosh
Macon
Madison
Marion
Meriwether
Miller
Mitchell
Monroe
Montgomery
Morgan
Murray
Muscogee
Newton
Oconee
Oglethorpe
Paulding
Peach
Pickens
Pierce
Pike
Polk
Pulaski
Putnam
Quitman
Rabun
Randolph
Richmond
Rockdale
Schley
Screven
Seminole
Spalding
Stephens
Stewart
Sumter
Talbot
Taliaferro
Tattnall
Taylor
Telfair
Terrell
Thomas
Tift
Toombs
Towns
Treutlen
Troup
Turner
Twiggs
Union
Upson
Walker
Walton

Ware
Warren
Washington
Wayne
Webster
Wheeler
White
Whitfield
Wilcox
Wilkes
Wilkinson
Worth
HAWAII
Hawaii
Honolulu
Kalawao
Kauai
Maui
IOWA
Adair
Adams
Allamakee
Appanoose
Audubon
Benton
Black Hawk
Boone
Bremer
Buchanan
Buena Vista
Butler
Calhoun
Carroll
Cass
Cedar
Cerro Gordo
Cherokee
Chickasaw
Clarke
Clay
Clayton
Clinton
Crawford
Dallas
Davis
Decatur
Delaware
Des Moines
Dickinson
Dubuque
Emmet
Fayette

Floyd
Franklin
Fremont
Greene
Grundy
Guthrie
Hamilton
Hancock
Hardin
Harrison
Henry
Howard
Humboldt
Ida
Iowa
Jackson
Jasper
Jefferson
Johnson
Jones
Keokuk
Kossuth
Lee
Linn
Louisa
Lucas
Lyon
Madison
Mahaska
Marion
Marshall
Mills
Mitchell
Monona
Monroe
Montgomery
Muscatine
O’Brien
Osceola
Page
Palo Alto
Plymouth
Pocahontas
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Scott
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Union
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Washington
ILLINOIS
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Cass
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Cook
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Fayette
Ford
Franklin
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Gallatin
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Hamilton
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Henry
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Lake
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Lee
Livingston
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Mason
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Menard
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Monroe
Montgomery
Morgan
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Ogle
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Piatt
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Pulaski
Putnam
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Saline
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Scott
Shelby
Stark
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Union
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Wayne
White
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Will
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INDIANA
Adams
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Brown
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Cass
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Floyd
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Franklin
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Jay
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Lake
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Lawrence
Madison
Marion
Marshall
Martin

Miami
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Montgomery
Morgan
Newton
Noble
Ohio
Orange
Owen
Parke
Perry
Pike
Porter
Posey
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Putnam
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Scott
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Starke
Steuben
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Union
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Washington
Wayne
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White
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Allen
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Brown
Butler
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Clay
Cloud
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Decatur
Dickinson

Doniphan
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Elk
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Finney
Ford
Franklin
Geary
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Grant
Gray
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Hamilton
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Jackson
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Linn
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Lyon
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Meade
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Pratt
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Republic
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Thomas
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Adair
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Estill
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Gallatin
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Hart
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Henry
Hickman
Hopkins

Jackson
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Kenton
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Lee
Leslie
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Livingston
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Martin
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Ohio
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Scott
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Taylor
Todd
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Union
Warren
Washington
Wayne
Webster
Whitley
Wolfe
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LOUISIANA

Acadia
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Grant
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Jackson
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Red River
Richland
Sabine
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St. Tammany
Tangipahoa
Tensas
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Union
Vermilion
Vernon
Washington
Webster
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West Feliciana
Winn

MASSACHUSETTS
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Franklin
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Allegany
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Somerset
Talbot
Washington
Wicomico
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MAINE
Androscoggin
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Cumberland
Franklin
Hancock
Kennebec

Knox
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Oxford
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Washington
York
MICHIGAN
Alcona
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Baraga
Barry
Bay
Benzie
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Cass
Charlevoix
Cheboygan
Chippewa
Clare
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Delta
Dickinson
Eaton
Emmet
Genesee
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Jackson
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MINNESOTA
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Cass
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Martin
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Polk
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MISSOURI
Adair
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Cass
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Cole
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Ray
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Scott
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Texas
Vernon
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Washington
Wayne
Webster
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St. Louis City
MISSISSIPPI
Adams
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Franklin
George
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Scott
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Wayne
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Transylvania
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Washington
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NORTH DAKOTA
Adams
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Cass
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Divide
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Grant
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Rolette
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Stark
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Traill
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Wells
Williams
NEBRASKA
Adams
Antelope
Arthur
Banner
Blaine
Boone
Box Butte
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Brown
Buffalo
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Butler
Cass
Cedar
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Cherry
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Clay
Colfax
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Dakota
Dawes
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Dundy
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Hall
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Johnson
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Pierce
Platte
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Valley
Washington
Wayne
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Wheeler
York
NEW HAMPSHIRE
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Coos
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NEW JERSEY
Atlantic
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Union
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NEVADA

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Union
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Wayne
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OKLAHOMA
Adair
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Comanche
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Ellis
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Grady
Grant
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Jackson
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Kay
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Love
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OREGON

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Wheeler
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PENNSYLVANIA
Adams
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Elk
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Washington
Wayne
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RHODE ISLAND
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York
SOUTH DAKOTA
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Brown
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Butte
Campbell
Charles Mix
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Davison
Day

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Hand
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Anderson
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Jackson
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Johnson
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Lake
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Lewis
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